UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 4, 2019

________________________________

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2019, the board of directors of Capricor Therapeutics, Inc., a Delaware corporation (the “Company”), approved a reduction to the annual base salary for Dr. Linda Marbán, Chief Executive Officer from $232,909 to $150,000 per year, with the reduction being effective February 1, 2019. This reduction to annual base salary modifies that certain employment agreement dated September 1, 2010, by and between Capricor, Inc. and Dr. Marbán (the “Marbán Employment Agreement”). The description of the Marbán Employment Agreement provided in the Company’s Definitive Proxy Statement for its 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 26, 2018, under the heading “Employment Agreements and Post-Termination Benefits — Linda Marbán, Ph.D. — President and Chief Executive Officer” is incorporated herein by reference. All other terms and conditions of the Marbán Employment Agreement remain in effect.

Item 8.01	Other Events

On February 6, 2019, the Company issued a press release announcing an update on its HOPE-2 clinical program. Furthermore, to reduce expenses and better align resources and personnel on the Company’s core lead programs, the Company has reduced its staff by 21 full-time employees. The reduction in operating expenses is expected to extend the Company’s currently available cash, cash equivalents and marketable securities into late 2019. Additionally, the Company is exploring strategic alternatives, with respect to one or more of its product candidates.

A copy of the press release is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, titled “Capricor Resumes Dosing of Enrolled Patients in HOPE-2 Clinical Trial for Duchenne Muscular Dystrophy”, dated February 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: February 6, 2019	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer